Fixed Assets, Net	12 Months Ended
Dec. 31, 2020
Fixed Assets, Net
Fixed Assets, Net

4. Fixed Assets, Net

Fixed assets, net consisted of the following (in thousands):

	Vessel	Accumulated	Net Book
	Costs	Depreciation	Value
As of January 1, 2018	$3,559,161	$(763,190)	$2,795,971
Additions	2,830	—	2,830
Impairment Loss	(337,738)	127,023	(210,715)
Depreciation	—	(107,757)	(107,757)
As of December 31, 2018	$3,224,253	$(743,924)	$2,480,329
Additions	6,050	—	6,050
Depreciation	—	(96,505)	(96,505)
As of December 31, 2019	$3,230,303	$(840,429)	$2,389,874
Additions	191,594	—	191,594
Depreciation	—	(101,531)	(101,531)
As of December 31, 2020	$3,421,897	$(941,960)	$2,479,937

The Company took delivery of the following vessels in the year ended December 31, 2020:

Company	Vessel Name	Year Built	TEU	Date of vessel delivery
Blackwell Seaways Inc.	Niledutch Lion	2008	8,626	January 23, 2020
Rewarding International Shipping Inc.	Phoebe	2005	8,463	April 14, 2020
Oceancarrier (No.1) Corp.	Charleston	2005	8,533	June 10, 2020
Oceancarrier (No. 2) Corp.	Bremen (ex CPO Bremen)	2009	9,012	December 3, 2020
Oceancarrier (No. 3) Corp.	C Hamburg (ex CPO Hamburg)	2009	9,012	December 15, 2020

Total acquisition costs of the new vessels amounted to $141.9 million in the year ended December 31, 2020. Additionally, in the first half of 2020, the Company installed scrubbers on nine of its vessels with total costs of $39.9 million.

As of December 31, 2020 and 2019, the Company concluded that events and circumstances triggered the existence of potential impairment for some of the Company’s vessels. These indicators included volatility in the charter market and the vessels' market values, as well as the potential impact the current marketplace may have on its future operations. As a result, the Company performed step one of the impairment assessment for some of the Company's vessels by comparing the undiscounted projected net operating cash flows for each of these vessels to its carrying values. As at December 31, 2020 and 2019, the Company’s assessment concluded that step two of the impairment analysis was not required for any vessel, as the undiscounted projected net operating cash flows of all vessels exceeded the carrying value of the respective vessels. As of December 31, 2020 and 2019, no impairment loss was identified.

As of December 31, 2018, the Company concluded that events and circumstances triggered the existence of potential impairment of its long-lived assets. These indicators included volatility in the charter market and the vessels’ market values, as well as the potential impact the current marketplace may have on its future operations. As a result, the Company performed step one of the impairment assessment of the Company’s vessels by comparing the undiscounted projected net operating cash flows for each vessel to its carrying value. As at December 31, 2018, the Company’s assessment concluded that step two of the impairment analysis was required for certain of its vessels, as the undiscounted projected net operating cash flows of certain vessels did not exceed the carrying value of the respective vessels. Fair value of each vessel was determined by management with the assistance from valuations obtained by third party independent shipbrokers. As of December 31, 2018, the Company recorded an impairment loss of $210.7 million for ten of its vessels that are held and used, which is reflected under “Impairment loss” in the accompanying Consolidated Statements of Operations.

The residual value (estimated scrap value at the end of the vessels’ useful lives) of the fleet was estimated at $428.2 million and $378.2 million as of December 31, 2020 and December 31, 2019, respectively. The Company has calculated the residual value of the vessels taking into consideration the 10 year average and the 5 year average of the scrap. The Company has applied uniformly the scrap value of $300 per ton for all vessels. The Company believes that $300 per ton is a reasonable estimate of future scrap prices, taking into consideration the cyclicality of the nature of future demand for scrap steel. Although the Company believes that the assumptions used to determine the scrap rate are reasonable and appropriate, such assumptions are highly subjective, in part, because of the cyclical nature of future demand for scrap steel.

In connection with the 2018 debt refinancing, the Company undertook to seek to refinance two of its 13,100 TEU vessels, the Hyundai Honour and Hyundai Respect, which refinancing was completed on April 12, 2019 through a sale and leaseback arrangement with a term of five years, at the end of which the Company will reacquire the vessels for an aggregate amount of $52.6 million or earlier, at the Company’s option, for a purchase price set forth in the agreement. The net proceeds amounting to $144.8 million were applied pro rata to partially repay the existing credit facilities (Club Facility, Credit Suisse Facility, Citibank $114 mil. Facility and Citibank $123.9 mil. Facility) secured by mortgages on such vessels. This arrangement was recorded as a failed sale and leaseback by the Company with the received proceeds recognized as a financial liability. The carrying value of these vessels amount to $271.9 million as of December 31, 2019.

On May 12, 2020, the Company refinanced the existing leaseback obligation related to the vessels Hyundai Honour and Hyundai Respect with a new sale and leaseback arrangement amounting to $139.1 million with a four years term, at the end of which the Company will reacquire these vessels for an aggregate amount of $36.0 million or earlier, at the Company’s option, for a purchase price set forth in the agreement. The Company incurred early termination fees amounting to $0.5 million, which are presented under "Other finance expenses" in the consolidated statements of operations. This new arrangement did not qualify for a sale of the vessels and the net proceeds were recognized as a financial leaseback liability. The carrying value of these vessels amount to $271.3 million as of December 31, 2020. This agreements contains financial covenant requiring to maintain minimum aggregate fair market value of the vessels Hyundai Honour and Hyundai Respect of at least 120% of the principal balance and minimum liquidity of $500 thousands per vessels tested semi-annually. Additionally, Danaos should be in compliance with the covenants described under “The Refinancing and the 2018 Credit Facilities” section below.

The scheduled leaseback instalments subsequent to December 31, 2020 are as follows (in thousands):

Instalments due by period ended:
December 31, 2021	$30,916
December 31, 2022	30,915
December 31, 2023	30,915
Until May 2024	46,249
Total leaseback instalments	138,995
Less: Imputed interest	(15,605)
Total leaseback obligation	123,390
Less: Deferred finance costs, net	(3,290)
Less: Current leaseback obligation	(24,515)
Leaseback obligation, net of current portion	$95,585